                                 THIRD AMENDMENT
                                       TO
                         THE CONVERTIBLE LOAN AGREEMENTS


        This Third Amendment to the Convertible Loan Agreements (this "AMENDMENT"), is made as of this 29th day of June, 2004, by and among Cover-All Technologies Inc., a Delaware corporation (the "COMPANY"), Renaissance US Growth Investment Trust PLC, a public limited company registered in England and Wales formerly known as Renaissance US Growth & Income Trust PLC ("RENAISSANCE PLC"), and BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales ("BFSUS") (Renaissance PLC and BFSUS are collectively referred to as the "RENAISSANCE LENDERS"), and Renaissance Capital Group, Inc., a Texas corporation, as agent for the Lenders (the "RENAISSANCE AGENT"). All capitalized terms used, but not defined, herein shall have the meanings given to them in the Loan Agreements (as defined below).

                WHEREAS, the Company, the Renaissance Lenders and the Renaissance Agent are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "RENAISSANCE LOAN AGREEMENT"), pursuant to which the Renaissance Lenders purchased from the Company 8.00% Convertible Debentures due 2008 for an aggregate principal amount of $1,400,000 and 8.00% Convertible Debentures due 2009 for an aggregate principal amount of $700,000 (collectively, the "RENAISSANCE DEBENTURES");

                WHEREAS, the Company and John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "ADDITIONAL LENDERS" and, together with the Renaissance Lenders, the "LENDERS"), and Stuart Sternberg, as agent for the Additional Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "ADDITIONAL LOAN AGREEMENT" and, together with the Renaissance Loan Agreement, the "LOAN AGREEMENTS"), pursuant to which the Additional Lenders purchased from the Company 8.00% Convertible Debentures due 2008 for an aggregate principal amount of $400,000 (the "ADDITIONAL DEBENTURES" and, together with the Renaissance Debentures, the "DEBENTURES");

                WHEREAS, the Lenders are parties to an Intercreditor Agreement, dated as of June 28, 2001 (the "INTERCREDITOR AGREEMENT"), and, pursuant to Section 3 of the Intercreditor Agreement, the prior written consent of the holders of 66-2/3% of the outstanding principal amount of the Debentures is required to modify or amend the Debentures or any related loan documents;

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                WHEREAS, the undersigned Lenders (the "HOLDERS") are the holders of not less than 66-2/3% of the outstanding principal amount of the Debentures; and

                WHEREAS, pursuant to Section 11.04 and Section 12.02 of the Loan Agreements, the Company and the Lenders desire to amend the Loan Agreements as hereinafter set forth, and the action by the Holders as hereinafter set forth shall be deemed to amend each of the Loan Agreements,

        NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

        1. AMENDMENT. Section 12.07(c) of each of the Loan Agreements shall be, and hereby is, amended to change the reference to "multiples of $100,000" in such Section to "multiples of $100."

        2. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        3. REAFFIRMATION. Except as specifically provided for herein, the Loan Agreements shall not be otherwise affected by this Amendment and shall continue to be in full force and effect in accordance with their respective terms.

        8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together, only one agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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        IN WITNESS WHEREOF, this Amendment is entered into as of the date set forth above.

                                      THE COMPANY:

                                      COVER-ALL TECHNOLOGIES INC.


                                      By:
                                          -------------------------------------
                                          Name:  John Roblin
                                          Title: Chairman of the Board of
                                          Directors, President and Chief
                                          Executive Officer


                                      LENDERS:

                                      RENAISSANCE US GROWTH INVESTMENT TRUST PLC

                                      By:  RENAISSANCE CAPITAL GROUP, INC.,
                                               its Agent


                                      By:
                                          -------------------------------------
                                          Name:  Russell Cleveland
                                          Title: Director

                                      (holding 42% of the outstanding principal amount of the Debentures)


                                      BFSUS SPECIAL OPPORTUNITIES TRUST PLC

                                      By:  RENAISSANCE CAPITAL GROUP, INC.,
                                               its Agent


                                      By:
                                          -------------------------------------
                                          Name:  Russell Cleveland
                                          Title: Director

                                      (holding 42% of the outstanding principal amount of the Debentures)


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